                                                                    Exhibit 99.1
This statement on Form 4 is filed jointly by each of the undersigned.
The principal business address of INFRASTRUCTURE AND ENERGY ALTERNATIVES, LLC is
11611 San Vicente
Boulevard, Suite 170, Los Angeles, CA 90049. The principal business address of each of these other reporting persons is 333
South Grand Avenue, 28th Floor, Los Angeles, California 90071.
Name of Designated Filer: INFRASTRUCTURE AND ENERGY ALTERNATIVES, LLC
Date of Event Requiring Statement: November 14, 2019
Issuer Name: Infrastructure and Energy Alternatives, Inc. [IEA]

                                        INFRASTRUCTURE AND ENERGY ALTERNATIVES,
                                        LLC

                                        By:     /s/ Peter Jonna
                                                --------------------------------
                                        Name:   Peter Jonna
                                        Title:  Authorized Signatory

                                        OAKTREE POWER OPPORTUNITIES FUND III
                                        DELAWARE, L.P.

                                        By:     Oaktree Fund GP, LLC
                                        Its:    General Partner

                                        By:     Oaktree Fund GP I, L.P.
                                        Its:    Managing Member

                                        By:     /s/ Jamie Toothman
                                                --------------------------------
                                        Name:   Jamie Toothman
                                        Title:  Authorized Signatory

                                        OAKTREE FUND GP, LLC

                                        By:     Oaktree Fund GP I, L.P.
                                        Its:    Managing Member

                                        By:     /s/ Jamie Toothman
                                                --------------------------------
                                        Name:   Jamie Toothman
                                        Title:  Authorized Signatory

                                        OAKTREE FUND GP I, L.P.

                                        By:     /s/ Jamie Toothman
                                                --------------------------------
                                        Name:   Jamie Toothman
                                        Title:  Authorized Signatory

                                        OAKTREE CAPITAL I, L.P.

                                        By:     /s/ Jamie Toothman
                                                --------------------------------
                                        Name:   Jamie Toothman
                                        Title:  Senior Vice President

                                        OCM HOLDINGS I, LLC

                                        By:     /s/ Jamie Toothman
                                                --------------------------------
                                        Name:   Jamie Toothman
                                        Title:  Senior Vice President

                                        OAKTREE HOLDINGS, LLC

                                        By:     /s/ Jamie Toothman
                                                --------------------------------
                                        Name:   Jamie Toothman
                                        Title:  Senior Vice President

                                        OAKTREE CAPITAL GROUP, LLC

                                        By:     /s/ Jamie Toothman
                                                --------------------------------
                                        Name:   Jamie Toothman
                                        Title:  Senior Vice President